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                                                                 EXHIBIT 10.2(c)

                     TRANSCOMMUNITY BANKSHARES INCORPORATED
                             2001 STOCK OPTION PLAN
                      (As Amended Effective March 27, 2003)

                                    ARTICLE I
                      Establishment, Purpose, and Duration

     Effective May 8, 2001, the Bank of Powhatan, N.A., a national banking association established an incentive compensation plan for itself and its Subsidiaries, known as the "Bank of Powhatan, N.A. 2001 Stock Option Plan" (the "Plan").

     Effective August 15, 2001, TransCommunity Bankshares Incorporated (the "Company") assumed the Plan in connection with the reorganization by which the Company became the holding company for the Bank of Powhatan, N.A pursuant to an Amended and Restated Plan of Reorganization and Share Exchange dated May 9, 2001.

     Effective December 19, 2001, the Plan was restated and amended by the Company's Board of Directors.

     The Company now desires to amend and restate the Plan as provided in this document.

     1.1 Establishment and Restatement of the Plan. The Bank of Powhatan, N.A., which is the Company's wholly owned subsidiary, established the Plan as an incentive compensation plan for itself and its Subsidiaries. The Company assumed, amended and restated the Plan and hereby further amends and restates the Plan, known as the "TransCommunity Bankshares Incorporated 2001 Stock Option Plan", as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Non-Qualified Stock Options, but does not permit the grant of Incentive Stock Options.

     The Plan was adopted by the Board of Directors of the Bank of Powhatan, N.A. on, and became effective as of, May 8, 2001 (the "Effective Date"). The Plan was amended and restated by the Board of Directors of TransCommunity Bankshares Incorporated effective December 19, 2001. This amendment and restatement of the Plan is effective as of March 27, 2003.

     1.2 Purpose of the Plan. The purpose of the Plan is to reward Employees and Directors for services rendered and investment risks undertaken to date and to promote the success of the Company and its Subsidiaries by providing incentives to Employees and Directors that will promote the identification of their personal interest with the long-term financial success of the Company and its Subsidiaries and with growth in shareholder value. The Plan is designed to provide flexibility to the Company, including its Subsidiaries, in its ability to motivate, attract, and retain the services of Employees and Directors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors of the Company to terminate the Plan at any time pursuant to Article X herein, until May 7, 2011 (the "Term"), at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

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                                   ARTICLE II
                                   Definitions

     2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

          (a) "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company or member of the Board and by the Participant.

          (b) "Award" means, individually or collectively, a grant under this Plan of Options.

          (c) "Award Date" or "Grant Date" means the date on which the grant of an Award is made under this Plan.

          (d) "Board" or "Board of Directors" means the Board of Directors of the Company, unless otherwise indicated.

          (e) "Change in Control" means the occurrence, after the Effective Date, of either an "Acquisition of Controlling Ownership" (as defined in clause (i) below), a "Change in the Incumbent Board" (as defined in clause
     (ii) below), a "Business Combination" (as defined in clause (iii) below), or a "Liquidation or Dissolution" (as defined in clause (iv) below).

              (i) "Acquisition of Controlling Ownership" means the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (x) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"). Notwithstanding the foregoing, for purposes of this clause
     (i), the following acquisitions shall not constitute a Change in Control:

                  (A) any acquisition directly from the Company;

                  (B) any acquisition by the Company;

                  (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                  (D) any acquisition by any corporation pursuant to a transaction which complies with paragraphs (A), (B) and (C) of clause (iii) of this Section 2.1(e).

          (ii) "Change in the Incumbent Board" means that individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board. For this purpose, any individual who becomes a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall

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be thereupon considered a member of the Incumbent Board (with his predecessor thereafter ceasing to be a member), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

          (iii) "Business Combination" means the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination") unless all of the following occur:

                (A) all or substantially all of the individuals and entities who were the beneficial owners respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries, in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be,

                (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

                (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board or were elected by such majority at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

          (iv) "Liquidation or Dissolution" means the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (g) "Committee" means the committee of the Board administering the Plan pursuant to Article III herein and consisting of at least two persons. The Committee shall consist only of "non-employee directors" as defined in Rule 16b-3, as amended, under the Exchange Act or any similar or successor rule, and unless otherwise determined by the Board, the Committee for the Plan shall consist of all such non-employee director members of the Board.

     (h) "Company" means TransCommunity Bankshares Incorporated for periods on or after August 15, 2001, or any successor thereto as provided in Article XII herein.

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     (i) "Director" means an individual who is a member of the Board of the
Company or a Subsidiary on the applicable Grant Date (whether or not such Director is also an Employee).

     (j) "Employee" means a common law employee of the Company or its Subsidiaries.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" of a Share means the mean between the high and low sales price of the Stock on the relevant date if it is a trading date, or if not, on the most recent date on which the Stock was traded prior to such date, as reported by NASDAQ National Market System, or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

     (m) "Incentive Stock Option" or "ISO" means an option to purchase Stock which is designated as an Incentive Stock Option or ISO and is intended to meet the requirements of Section 422 of the Code.

     (n) "Non-Qualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article VI or VII herein, which is not intended to be an Incentive Stock Option.

     (o) "Option" means a Non-Qualified Stock Option.

     (p) "Option Price" means the exercise price per share of Stock payable by a Participant to exercise an Option for the Share, as provided in Sections 6.3 and
7.3 herein, as the same may be adjusted pursuant to Section 4.4 herein.

     (q) "Participant" means an Employee or Director who is granted an Award under the Plan.

     (r) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     (s) "Plan" means the TransCommunity Bankshares Incorporated 2001 Stock Option Plan for periods on or after August 15, 2001, as described herein and as hereafter from time to time amended, and the Bank of Powhatan, N.A. 2001 Stock Option Plan for periods prior to August 15, 2001.

     (t) "Stock" or "Shares" means the Common Stock, $.01 par value, of the Company.

     (u) "Subsidiary" shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

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                                   ARTICLE III
                                 Administration

     3.1 The Committee. The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

     3.2 Delegation of Certain Duties. The Committee may in its sole discretion delegate all or part of its duties and obligations to designated officer(s) to administer the Plan with respect to Awards to Employees who are not subject to
Section 16 of the Exchange Act.

     3.3 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Employees and/or Directors as may be selected by it. Each Award shall be evidenced by an Agreement.

     3.4 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

     3.5 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act. Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (i) transactions by and with respect to officers and directors of the Company who are subject to
Section 16(b) of the Exchange Act (hereafter, "Section 16 Persons") shall comply with any applicable conditions of SEC Rule 16b-3 and (ii) every provision of the Plan shall be administered, interpreted and construed to carry out the foregoing provisions of this sentence and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

     3.6 Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee and the members of the Committee or their delegate shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

                                   ARTICLE IV
                            Stock Subject to the Plan

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed

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330,000. Except as provided in Sections 4.2 and 4.3 herein, the issuance of
Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

     4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan (for which no material benefits of ownership have been received) terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

     4.3 Delivery of Shares as Payment. In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option.

     4.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

                                    ARTICLE V
                                   Eligibility

     Persons eligible to participate in the Plan include (i) all Employees who are selected for participation by the Committee in the case of discretionary Awards pursuant to Article VI herein and (ii) all Directors who are selected for participation by the Committee in the case of discretionary Awards pursuant to
Article VII herein.

                                   ARTICLE VI
                    Discretionary Stock Options for Employees

     6.1 Grant of Options to Employees. Subject to the terms and provisions of the Plan, Options may be granted to Employees pursuant to this Article of the Plan at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant. All Options granted under this Article of the Plan shall be Non-Qualified Stock Options.

     6.2 Option Agreement for Employee Options. Each Option grant to an Employee pursuant to this Article of the Plan shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify that the Option is intended to be a Non-Qualified Stock Option.

     6.3 Option Price of Employee Options. The exercise price per share of Stock ("Option Price") covered by an Option granted to an Employee pursuant to this Article of the Plan shall be determined by the Committee subject to the following limitation. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date.

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     6.4  Duration of Employee Options. Each Option granted to an Employee pursuant to this Article of the Plan shall expire at such time as the Committee shall determine at the time of grant provided, however, that no Option shall be exercisable later than ten years from its Award Date.

     6.5 Exercisability of Employee Options. Unless otherwise provided in the Agreement pursuant to which they are received, one-third (1/3rd) of the Shares in each such Option granted to an Employee pursuant to this Article of the Plan shall become exercisable on the first, second and third anniversaries of their Grant Date, and, unless otherwise provided in the Agreement pursuant to which they are received and subject to the limitations of Section 6.9 below, each such Option shall be immediately exercisable upon a Change in Control. Options granted to an Employee pursuant to this Article of the Plan shall be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Employees. Unless otherwise provided in the Agreement pursuant to which they are received, each Option granted to an Employee pursuant to this Article of the Plan which has not then been exercised when the Employee ceases to be an Employee shall be forfeited.

     6.6 Method of Exercise. Unless otherwise provided in the Agreement pursuant to which they are received, each Option granted under the Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the shares remaining subject to the Option. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares which shall be deemed to include arrangements, if any, approved by the Committee for the delivery to the Company of the proceeds of a sale or margin loan in the case of a "cashless" exercise (subject to the limitations of Section 6.9). The Option Price shall be payable to the Company in full either in cash (including, where approved by the Committee subject to the limitations of Section 6.9, the proceeds of a cashless exercise in the Committee's discretion), by delivery of Shares of Stock valued at Fair Market Value at the time of exercise (in the Committee's discretion), delivery of a promissory note (in the Committee's discretion) or by a combination of the foregoing. As soon as practicable after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name. No Participant who is awarded Options shall have rights as a shareholder until the date of exercise of the Options.

     6.7 Restrictions on Stock Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

     6.8 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

     6.9 Limitations on Options Granted in Connection with Services to a National Banking Association. Notwithstanding any other provision of this Plan, any Option granted to a Director or Employee in connection with services rendered directly to a national banking association (a "National Bank Option") shall be subject to the following:

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            (a)  During the first thirty-six (36) months after commencement of operations of such national banking association, there shall be no acceleration in exercisability of such National Bank Option in the event of a Change in Control.

            (b) In no event shall alternative action (i) of Article VIII of the Plan be taken with respect to any National Bank Option during the first thirty-six (36) months after commencement of operations of such national banking association.

            (c) No National Bank Option shall remain exercisable any longer after the Director's or Employee's cessation of service, and in any event shall terminate no later, than (i) one year after such cessation of service if such cessation of service is due to the Director's or Employee's death or permanent and total disability (as such term is defined in Section 22(e)(3) of the Internal Revenue Code) or (ii) three months after such cessation of service if such cessation of service is due to any cause or event other than death or permanent and total disability.

            (d) In no event shall "cashless" exercises of any National Bank Option be permitted, nor shall alternative action (ii) of Article VIII of the Plan be taken with respect to any National Bank Option, while the Office of the Comptroller of the Currency prohibits "cashless" exercises of stock options.

6.10 Awards to Satisfy Obligations under Employment Agreements Approved by the Board. Notwithstanding any contrary provision of the Plan other than Section 6.9, the Committee is expressly authorized to waive any provision of the Plan which is inconsistent with the terms and conditions relating to an obligation contained in an employment agreement approved by the Board.

                                   ARTICLE VII
                    Discretionary Stock Options for Directors

      7.1 Grant of Options to Directors. Subject to the terms and provisions of the Plan, Options may be granted to Directors (whether or not Employees) pursuant to this Article of the Plan at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant. All Options granted under this Article of the Plan shall be Non-Qualified Stock Options.

      7.2 Option Agreement for Director Options. Each Option grant to a Director shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of Board service, and such other provisions as the Committee shall determine. The Agreement shall specify that the Option is intended to be a Non-Qualified Stock Option.

      7.3 Option Price of Director Options. The exercise price per share of Stock ("Option Price") covered by an Option granted to a Director pursuant to this Article of the Plan shall be determined by the Committee subject to the following limitation. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date.

      7.4 Duration of Director Options. Unless otherwise provided in the Agreement pursuant to which they are received, each Option granted to a Director pursuant to this Article of the Plan shall not be

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exercisable later than ten years from its Grant Date. Unless otherwise provided in the Agreement pursuant to which they are received and subject to the limitations of Section 6.9 above, each Option that is exercisable or that becomes exercisable upon a Director's termination of membership on the Board will remain exercisable up to the tenth (10th) anniversary of the Option's Grant Date (or any other regular termination date provided for in the applicable Agreement).

      7.5 Exercisability of Director Options. Unless otherwise provided in the Agreement pursuant to which they are received, one-third (1/3rd) of the Shares in each Option granted to a Director pursuant to this Article of the Plan shall normally become exercisable on the first, second and third anniversaries of their Grant Date, and, unless otherwise provided in the Agreement pursuant to which they are received and subject to the limitations of Section 6.9, each such Option granted to a Director pursuant to this Article of the Plan shall be immediately exercisable if the Director's membership on the Board terminates on account of his death, his retirement in accordance with any Company policy on mandatory retirement for directors, his permanent and total disability (as such term is defined in Section 22(e)(3) of the Code) or his failure to be reelected after requesting to stand for reelection or upon a Change in Control. Options granted to a Director pursuant to this Article of the Plan shall be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Directors. Unless otherwise provided in the Agreement pursuant to which they are received, each Option granted to a Director pursuant to this Article of the Plan which is not then exercisable shall be forfeited if the Director's membership on the Board ceases on account of his resignation, his failure to be reelected for any reason other than due to his unwillingness to stand for reelection or his removal for cause (as determined by the Committee).

      7.6 Method of Exercise and Other Rules. The provisions of Sections 6.6, 6.7, 6.8 and 6.9 shall be applicable to each Option Award granted to a Director pursuant to this Article of the Plan.

                                  ARTICLE VIII
                                Change in Control

      In the event of a Change in Control, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions (subject to the limitations of Section 6.9): (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee (assuming the Agreement with respect to the Award does not already provide for such acceleration); (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

                                   ARTICLE IX
                  Modification, Extension and Renewal of Awards

      Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a lower exercise price than the surrendered Awards, a longer term than the surrendered Awards or may contain any

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other provisions that are authorized by the Plan. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

                                    ARTICLE X
               Amendment, Modification and Termination of the Plan

      10.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

      10.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.4 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                                   ARTICLE XI
                                   Withholding

      11.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA or other employment tax obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

      11.2 Stock Withholding. With respect to withholding required upon the exercise of Non-Qualified Stock Options or upon the occurrence of any other similar taxable event, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

                                   ARTICLE XII
                                   Successors

      12.1 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

      12.2 Substitute Agreements. All Options granted by the Bank of Powhatan, N.A. prior to August 15, 2001 under the Plan for shares of the Common Stock, $2.50 par value, of the Bank of Powhatan, N.A. have been and shall be automatically converted to Options for an equivalent number of Shares.

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Substitute stock option agreements shall be provided to all Option holders with respect to Awards granted prior to August 15, 2001.

                                  ARTICLE XIII
                                     General

      13.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required.

      13.2 Effect of Plan. The establishment of the Plan shall not confer upon any Employee or Director any legal or equitable right against the Company, a Subsidiary, the Board, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Employee, nor is it a contract between the Company or any of its Subsidiaries and any Employee. Participation in the Plan shall not give any Employee any right to be retained in the service of the Company or any of its Subsidiaries. Participation in the Plan shall not give any Director any right to be retained as a member of the Board of the Company or any of its Subsidiaries.

      13.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

      13.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the Commonwealth of Virginia.

      13.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      13.6 Required Exercise or Forfeiture of Options by Regulators. All Options shall automatically be subject to exercise or forfeiture if the Company's capital falls below its minimum requirements, as determined by its state or federal primary regulator, and the Company's primary federal regulator so directs the Company to require such exercise or forfeiture.

Adopted by the Board of Directors:

March 27, 2003

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